                                                                   EXHIBIT 10(U)


                               FOURTH AMENDMENT TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         This Fourth Amendment to Amended and Restated Loan and Security Agreement (this "Fourth Amendment") dated as of December 31, 2001 by and among United States Lime & Minerals, Inc., a Texas corporation ("U.S. Lime"), Texas Lime Company, a Texas corporation ("TLC"), and Arkansas Lime Company, an Arkansas corporation ("ALC," and together with U.S. Lime and TLC, collectively referred to as the "Borrowers" and individually as a "Borrower"), and First Union National Bank, a national banking association, as successor to CoreStates Bank, N.A. ("Bank").
                                   BACKGROUND

         A. Borrowers and Bank are parties to an Amended and Restated Loan and Security Agreement dated December 30, 1997, as amended by the First Amendment to Amended and Restated Loan and Security Agreement, the Second Amendment to Amended and Restated Loan and Security Agreement, a letter agreement dated as of April 21, 2000, and the Third Amendment to Amended and Restated Loan and Security Agreement dated as of April 26, 2001 (as the same has been amended and may hereafter amended, restated, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"), pursuant to which Bank continued and restated certain credit facilities for the benefit of Borrowers under the terms and conditions set forth therein. All initially capitalized terms used in this Fourth Amendment, unless otherwise specifically defined herein, shall have the meanings ascribed to them in the Loan Agreement.

         B. Bank and Borrowers desire to further amend the Loan Agreement to temporarily permit Borrowers to request Cash Advances which exceed the Borrowing Base by up to $750,000 according to the terms hereof.


         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

                  1. Ratification. This Fourth Amendment is a modification of the Loan Agreement pursuant to Section 9.2 thereof. Except as expressly set forth herein, or in any amendment to any of the documents referred to herein, Borrowers and Bank acknowledge and agree that each and every term, condition and provision of the Loan Agreement is hereby ratified and confirmed in full.

                  2. Overadvances Temporarily Permitted.

                           2.1 Notwithstanding the Borrowing Base limitation for
Cash Advances under Section 2.2.1 of the Loan Agreement, for the period commencing on and after the date hereof and expiring on July 31, 2002 (the "Overadvance Period"), Borrowers may request Cash Advances in amounts not to exceed the lesser of (a) $5,000,000, or (b) the sum of (i) the then available Borrowing Base, and (ii) the lesser of (A) $750,000, or (B) the difference between the then available Borrowing Base and the Overadvance Borrowing Base.

                           2.2 "Overadvance Borrowing Base" means the sum of (i)
100% of Borrowers' Eligible Accounts; plus (ii) the lesser of $1,000,000 and 100% of Eligible Inventory; less (a) the aggregate amount of all outstanding Cash Advances, and (b) the face amount of all issued and outstanding Letters of Credit.

         3. Revolving Credit Termination Date Extended. The defined term "Revolving Credit Termination Date" is hereby amended and restated in its entirety as of the date hereof as follows:

                  "Revolving Credit Termination Date" means July 31, 2002, or such later date as Borrowers and Bank may agree in writing.

         4. Outstanding Indebtedness. Borrowers hereby unconditionally acknowledge that, as of the date hereof, the outstanding principal balance under the Revolving Credit is $2,325,000, and the aggregate face amount of outstanding undrawn Letters of Credit is $133,000. Borrowers acknowledge and agree that the foregoing balance of the Revolving Credit (including the amount of all draws under outstanding Letters of Credit), together with interest, which shall accrue from the date hereof at the rates set forth in the Loan Agreement, is owing to Bank without claim, counterclaim, recoupment, defense or setoff of any kind.

         5. Representations and Warranties. To induce Bank to enter into this Fourth Amendment, Borrowers jointly and severally represent and warrant to Bank as follows:

                  5.1 After giving effect to the modifications contained herein, all representations, warranties and covenants made by Borrowers to Bank in the Loan Agreement (except those relating to a specific date) are true and correct in all material respects as of the date hereof, with the same force and effect as though made as of the date hereof;

                  5.2 No Event of Default or Unmatured Event of Default has occurred and is continuing under the Loan Agreement as of the date hereof;

                  5.3 Each Borrower is a corporation validly subsisting under the laws of the state of its incorporation; the execution, delivery and performance of this Fourth Amendment and any other documents and instruments executed and delivered to Bank in connection herewith (i) are within each Borrower's corporate powers, (ii) have been duly authorized by each Borrower's Board of Directors, (iii) do not contravene any provision of law or any indenture, agreement or undertaking to which any Borrower is a party or is otherwise bound, any Borrower's Certificate of Incorporation, bylaws, or any resolution of the Board of Directors of any Borrower, and (iv) require no consent or approval of any governmental authority or any fourth party; and

                  5.4 This Fourth Amendment and any other documents and instruments executed and delivered to Bank in connection herewith have been validly executed and are enforceable against the Borrower or Borrowers party thereto in accordance with their respective terms.

Any failure of any of the representations and warranties made by Borrowers in this Fourth Amendment to be true and correct in all material respects when made shall constitute an Event of Default under the Loan Agreement.

         6. Conditions Precedent. The effectiveness of this Fourth Amendment, and the performance by Bank of its obligations described herein, are subject to the conditions precedent that Bank shall have received, in form and substance satisfactory to Bank:

                  6.1 resolutions of the Boards of Directors of each Borrower authorizing the execution, delivery and performance of this Fourth Amendment and the other documents and instruments executed and delivered to Bank in connection herewith, certified by such Borrower's Secretary that the same are true and complete copies of the originals thereof and remain in full force and effect, not having been modified or rescinded;

                  6.2 a completed and executed Borrowing Base Certificate for the month ended November 30, 2001; and

                  6.3 an amendment fee payable to Bank equal to $6,250.

         7. Miscellaneous.

                  7.1 Entire Agreement. The Loan Agreement, as amended by this Fourth Amendment, and the other Loan Documents, embody the entire agreement and understanding between Bank and Borrowers. The Loan Agreement, together with this Fourth Amendment, and all documents executed and delivered herewith, supersede all prior agreements and understandings relating to subject matter hereof. This Fourth Amendment together with the Loan Agreement, and the documents executed and delivered in connection herewith and therewith shall be construed as one agreement, and in the event of any inconsistency, the provisions of any promissory note evidencing a portion of the Indebtedness shall control over the provisions of this Fourth Amendment.

                  7.2 Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. This Fourth

Amendment shall be effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

                  7.3 Captions. The captions or headings in this Fourth Amendment are for convenience of reference only and in no way define, limit, or describe the scope or intent of any provision of this Fourth Amendment.

                  7.4 Successors and Assigns; Governing Law. This Fourth Amendment shall be binding upon and inure to the benefit of the respective parties hereto and their successors and assigns and shall be governed by, and construed and enforced in accordance with, the internal laws of the Commonwealth of Pennsylvania without regard to its principles of conflicts of laws.


                            [signature page follows]

         IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment as of the day and year first written above.


                                        BANK:


                                           FIRST UNION NATIONAL BANK
                                           (successor to CoreStates Bank, N.A.)


                                           By:
                                              ----------------------------------
                                                    James Conville
                                                    Assistant Vice President

                                        BORROWERS:

                                           UNITED STATES LIME & MINERALS, INC.
Attest:

By:                                        By:
   --------------------------------           ----------------------------------
   Larry T. Ohms, Controller,                 Timothy W. Byrne, President and
   Secretary, and Treasurer                       Chief Executive Officer

                                           TEXAS LIME COMPANY


By:                                        By:
   --------------------------------           ----------------------------------
   Larry T. Ohms, Controller,                 Timothy W. Byrne, President
   Secretary and Treasurer

                                           ARKANSAS LIME COMPANY


By:                                        By:
   --------------------------------           ----------------------------------
   Larry T. Ohms, Controller,                 Timothy W. Byrne, President
   Secretary and Treasurer